SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 1995



                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


     Delaware                              0-17581                              22-2358635
     --------                              -------                               ----------
(State or other juris-              (Commission File Number)           (IRS Employer Identification No.)
diction of incorporation



  20 Craig Road, Montvale, New Jersey                                              07645
  -----------------------------------                                              -----
(Address of principal executive offices)                                         (Zip Code)

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Registrant's telephone number, including area code    201-930-9305
                                                      ------------

Exhibit Index located on Page 5

                                     Page 1




Item 5.           Other Events
                  ------------

                  On December 21, 1995, Geotek Financing Corporation, a newly incorporated subsidiary of Registrant, entered into a loan agreement with Hughes Network Systems, Inc. ("HNS") pursuant to which HNS is providing up to $24,500,000 of financing, in the form of a note bearing interest at a rate of 12% per annum
                  (the "Note"), for use in connection with the future purchase of 900 MHz licenses from the Federal Communications Commission and from existing third party holders thereof (the
                  "Licenses"). The Note matures two years from the date of the initial drawdown. The Note is secured by a pledge of the stock of the subsidiary holding the Licenses and a guarantee by Registrant.

                  The Note is convertible, at the option of HNS, into shares of common stock of the Registrant (the "Shares") during the eighteen month period beginning six months after the initial drawdown (the "Conversion Period") at an exercise price equal to 90% of the market price at the time of conversion, with a maximum conversion price of $9.75 per Share. HNS generally may convert the principal balance of the Note into Shares at a rate of no more than $150,000 per day during the Conversion
                  Period. During the last four months of the Conversion Period, HNS may convert the Note into Shares at a rate of no more than $300,000 per day. HNS has the option to convert the entire outstanding principal balance of the Note into Shares at any time during the Conversion Period at the $9.75 per Share conversion price, but cannot thereafter sell more than $300,000 aggregate value of Shares on any single trading day.
                  In addition, HNS may convert the entire remaining principal balance of the Note into Shares on the trading day next preceding the maturity date (whether the conversion price is $9.75 per Share or less), subject to the same restriction on the sale of more than $300,000 aggregate value of the Shares on any single trading day.


                                       -2-




Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

                           Loan Agreement, dated as of December 21, 1995, by and among Geotek Financing Corporation, Registrant and
                           Hughes Network Systems, Inc, together with each Annex and Exhibit thereto.


                                       -3-



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        GEOTEK COMMUNICATIONS, INC.
                                        (Registrant)



                                         /s/ Yoram Bibring
                                        ------------------------------------
                                         Name:    Yoram Bibring
                                         Title:   Executive Vice President



Date:  December 27, 1995




                                  EXHIBIT INDEX
                                  -------------
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Exhibit                                                                                 Sequentially
Number                                                                                  Numbered Page
------                                                                                  -------------
99                         Loan Agreement, dated as of December 21, 1995, by and              6
                           among Geotek Financing Corporation, Registrant and
                           Hughes Network Systems, Inc, together with each Annex
                           and Exhibit thereto.



                                                               [EXECUTION COPY]


                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT (this "Agreement") is made as of the 21st day of December, 1995, by and among GEOTEK FINANCING CORPORATION, a Delaware corporation (the "Borrower"), GEOTEK COMMUNICATIONS, INC., a Delaware corporation and the corporate parent of the Borrower ("Geotek" or the "Guarantor") and HUGHES NETWORK SYSTEMS, INC., a Delaware corporation (the
"Lender"). The parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  As used in this Agreement:

                  "Acquired 900 MHz License Purchase Price" means, with respect to any Acquired 900 MHz License (and related Third-Party 900 MHz License Assets, if applicable), the full purchase price (whether in cash, stock or other form of consideration) paid (or to be paid) by Holdings for such Acquired 900 MHz
License (and related Third-Party 900 MHz License Assets, if applicable). To the extent that any portion of any Acquired 900 MHz License Purchase Price includes consideration other than cash or stock, the value of such consideration shall be determined in good faith by the Board of Directors of Geotek.

                  "Acquired 900 MHz Licenses" means the Auction 900 MHz Licenses and the Third-Party 900 MHz Licenses.

                  "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Geotek or any of its Subsidiaries. A Person shall be deemed to control another
Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

                  "Agreement Accounting Principles" means GAAP in effect at the time of the preparation of the financial statements referred to in Section 4.4, applied in a manner consistent with that used in preparing such statements.

                  "Article" means an article of this Agreement unless another document is specifically referenced.



                  "Auction 900 MHz Licenses" means the 900 MHz Licenses to be purchased by Holdings from the FCC with the proceeds of the Loans.


                  "Business Day" means a day on which banks are open for business in New York, New York and Baltimore, Maryland.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

                  "Capitalized Lease" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

                  "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person, prepared in accordance with Agreement Accounting Principles.

                  "Collateral" means those assets of the Borrower in which the Lender has been granted a security interest pursuant to the Pledge Agreement to secure payment of the Obligations.

                  "Commission" means the United States Securities and Exchange
Commission.

                  "Common Stock" means, with respect to any person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such person's common stock, whether outstanding on the date hereof or issued after the date hereof, and includes, without limitation, all series and classes of such common stock, in each case, to the extent that such series or class of common stock does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Geotek or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code of 1986, as amended from time to time.

                  "Default" means an event described in Article VII.


                                        2






                  "Disclosure Letter" means the letter delivered by the Obligors to the Lender pursuant to Article IV hereof, which letter shall describe, on a Section-by-Section basis, any exceptions to the representations and warranties set forth in such Article, and which letter is expressly made a part hereof as if contained herein.

                  "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Federal Bankruptcy Code" means Title 11, United States Code, as amended from time to time.

                  "FCC" means the Federal Communications Commission or any other regulatory body which succeeds to the functions of the Federal Communications
Commission.

                  "FCC License" means any license, permit or authorization issued by the FCC.

                  "Funding Cutoff Date" means June 30, 1996.

                  "Funding Date" means the Initial Funding Date and each
Subsequent Funding Date.

                  "GAAP" means generally accepted accounting principles.

                  "Guaranty" of a Person means any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a Letter of Credit. When used as a verb, the words "guaranty" and "guarantee" shall have correlative meanings.

                  "Holder" means the Lender and any other holder of Registrable
Securities to whom the Lender has properly transferred Registrable Securities in accordance with the terms hereof.

                  "Holdings" means Geotek License Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower.


                                        3




                  "Holdings Note" means a promissory note in substantially the form of Exhibit C hereto, duly executed and delivered to the Borrower by Holdings in the face principal amount of $24,500,000.

                  "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property (other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances or other similar instruments (including interest rate protection and other derivative agreements), (v) Capitalized Lease Obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

                  "Indenture" means that certain Indenture, dated as of June 30, 1995, between Geotek, as Issuer, and IBJ Schroder Bank & Trust Company, as
Trustee, relating to Geotek's 15% Senior Secured Discount Notes due 2005.

                  "Initial Funding Date" means the Business Day on which the Lender makes the first Loan to the Borrower hereunder, which date shall not be prior to January 2, 1996, and, subject to the satisfaction of the conditions set forth in Article III hereof, shall be selected by the Borrower.

                  "Initial Loan" means the Loan to be made to the Borrower on the Initial Funding Date.

                  "Investment" of a Person means any loan, advance, extension of credit (excluding accounts receivable arising in the ordinary course of business), deposit account (other than deposit accounts used for the payment of obligations in the ordinary course of business otherwise permitted hereunder) or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, notes, debentures or other securities of any other Person made by such Person, excluding trade credit in the ordinary course of business and investments paid for solely in nonredeemable
Capital Stock of such Person.

                  "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person, upon which such Person is an account party or for which such Person is in any way liable.

                  "Lien" of a Person means any security interest, mortgage, pledge, hypothecation, assignment, lien (statutory or other), claim, charge, encumbrance, title retention agreement,


                                        4




lessor's interest under a Capitalized Lease or analogous instrument, in, of or on any property of such Person.

                  "Loan Amount" shall mean the principal amount of any Loan made hereunder.

                  "Loans" means the loans made by the Lender to the Borrower hereunder and "Loan" means any of them.

                  "Loan Documents" means this Agreement, the Note, the Pledge
Agreement and any other document or agreement executed and delivered in connection herewith.

                  "Material Adverse Effect" means (a) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of either of the Obligors and their respective
Subsidiaries, taken as a whole or (b) the impairment in any material respect of the ability of any of the Obligors to perform their respective obligations under any Loan Document or of the Lender to enforce or collect any of the Obligations.

                  "Multiemployer Plan" means a Plan that is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to Geotek or any member of the Controlled Group is obligated to make contributions.

                  "900 MHz Licenses" means FCC Licenses to construct and operate
900 MHz Specialized Mobile Radio systems.

                  "NASD" means the National Association of Securities Dealers,
Inc.

                  "Note" means a promissory note in substantially the form of Exhibit A hereto, duly executed and delivered to the Lender by the Borrower in the face principal amount of $24,500,000, including any amendment, modification, renewal or replacement of such promissory note.

                  "Obligations" means all unpaid principal of and accrued and unpaid interest on the Note, all accrued and unpaid fees and expenses and all other obligations (monetary and other) of the Obligors to the Lender arising under the Loan Documents, including, without limitation, any indemnity obligations under Annex B to this Agreement.

                  "Obligors" means, collectively, the Borrower and Geotek, and their respective successors and assigns, and "Obligor" means either of the foregoing.

                  "PBGC" means the Pension Benefit Guaranty Corporation and its successors and assigns.


                                        5



                  "Permitted Liens" means the following types of Liens:

                  (a) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Borrower or any of its Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                  (b) judgment Liens not giving rise to a Default if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; and

                  (c)      Liens created under the Pledge Agreement.

                  "Person" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, limited liability company or other entity, government or any department or agency of any government.

                  "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section
412 of the Internal Revenue Code as to which Geotek or any Subsidiary may have any liability.

                  "Pledge Agreement" means a Pledge Agreement, dated as of the date hereof, between the Borrower and the Lender, substantially in the form attached hereto as Exhibit B.

                  "Registrable Securities" means the Common Stock of Geotek issued or issuable upon conversion of the Loans. As to any particular
Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule
144 (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Geotek and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (D) they shall have ceased to be outstanding, or (E) they are otherwise no longer Transfer
Restricted Securities.

                  "Registration Expenses" means all expenses incident to Geotek's performance of or compliance with Annex B hereof, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other


                                        6




expenses associated with filings with the NASD, all printing expenses, the fees and disbursements of counsel for Geotek and of its independent public accountants, the expenses of any special audits made by such accountants required by or incident to such performance and compliance, but not including
(a) fees and disbursements of counsel retained by the Holders, or (b) underwriting discounts and commissions payable with respect to the Holders'
Registrable Securities.

                  "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers or dealers for the purpose of purchasing or carrying margin stock.

                  "Rentals" of a Person means the aggregate amounts payable by such Person under any lease of real or personal property having an original term
(including any required renewals or any renewals at the option of the lessor or lessee) of one year or more but does not include any amounts payable under Capitalized Leases of such Person.

                  "Reportable Event" means a reportable event as defined in
Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a reportable event regardless of the issuance of any waiver in accordance with Section 412(d) of the Internal Revenue
Code.

                  "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Single Employer Plan" means a Plan maintained by Geotek or any member of the Controlled Group for employees of Geotek or any member of the Controlled Group.

                  "Subsequent Funding Date" means each date on which the Lender makes a Loan to the Borrower hereunder, after the Initial Funding Date.

                  "Subsidiary" means any corporation more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by Geotek


                                        7




or by one or more Subsidiaries or by Geotek and one or more Subsidiaries, or any similar business organization which is so owned or controlled.

                  "Third-Party 900 MHz License Assets" means assets relating to or used in the operation of Specialized Mobile Radio systems under Third-Party
900 MHz Licenses to be acquired by Holdings with the proceeds of the Loans in connection with the acquisition of such Third-Party 900 MHz Licenses.

                  "Third-Party 900 MHz Licenses" means 900 MHz Licenses (or 100% of the equity interests in Persons whose sole assets are unencumbered 900 MHz
Licenses and related Third-Party 900 MHz License Assets (all of which shall be free and clear of Liens)) for the Detroit and Los Angeles metropolitan markets or for any of the thirty-seven (37) other metropolitan markets previously publicly disclosed by Geotek as being markets in which Geotek or its Subsidiaries currently holds 900 MHz Licenses, to be purchased by Holdings from certain third parties (other than the FCC) with the proceeds of the Loans.

                  "Total Acquired 900 MHz License Purchase Price" means the aggregate Acquired 900 MHz License Purchase Price paid (or to be paid) by
Holdings for all Acquired 900 MHz Licenses (and related Third-Party 900 MHz
License Assets, if any).

                  "Trading Day" means, with respect to a securities exchange or automated quotation system, a day on which such exchange or system is open for trading.

                  "Transfer Restricted Securities" means the Common Stock of
Geotek issuable upon conversion of the Loans, until such Common Stock (i) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) is distributed to the public pursuant to Rule 144, (iii) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise or (iv) may be sold freely in full in any one three month period before Rule 144(k) is available.

                  "Unfunded Liabilities" means, on any date of determination,
(a) in the case of Single Employer Plans, all "unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA, and (b) in the case of Multiemployer
Plans, the liability of Geotek and its Subsidiaries if they were to incur a complete or partial withdrawal from any Multiemployer Plan.

                  "Unmatured Default" means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

                  "Wholly-Owned Subsidiary" means any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by Geotek


                                        8




or one or more Wholly-Owned Subsidiaries, or by Geotek and one or more
Wholly-Owned Subsidiaries, or any similar business organization which is so owned or controlled.

                  The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II
                                    THE LOANS

                  2.1. The Loans. Subject to the terms and conditions hereinafter set forth, commencing on the Initial Funding Date, the Lender agrees to make one or more (but not more than one on any day) Loans to the Borrower in the aggregate principal amount of the lesser of (i) eighty percent (80%) of the Total Acquired 900 MHz License Purchase Price and (ii) $24,500,000; provided that at no time shall the aggregate amount of the principal amount of all Loans outstanding be greater than eighty percent (80%) of the aggregate Acquired 900
MHz License Purchase Price of all Acquired 900 MHz Licenses (and related
Third-Party 900 MHz License Assets, if any) purchased by Holdings with the proceeds of such Loans. The Loans shall be evidenced by the Note and secured by the Collateral. The unpaid principal balance and any accrued but unpaid interest owing on all Loans shall be payable in full on the second anniversary of the Initial Funding Date (the "Maturity Date"). The Lender's obligation to make
Loans hereunder shall terminate on the Funding Cutoff Date.

                  2.2. Interest. Prior to the occurrence of a Default, the Loans shall bear interest, payable quarterly in arrears on (a) the last day of each calendar quarter hereafter commencing on the later of (i) March 31, 1996 and
(ii) the last day of the first calendar quarter ending after the Initial Funding
Date, and (b) on the Maturity Date, at a fixed rate per annum equal to twelve percent (12%). From and after the occurrence of a Default, the Loans shall bear interest, payable on demand, at a fixed rate per annum equal to eighteen percent
(18%). All interest shall be computed for actual days elapsed on the basis of a 360-day year. In computing interest on any Loan, the Funding Date of such Loan shall be included and the date of payment shall be excluded so long as such payment is received by the Lender at or before 12:00 p.m. (New York time) on the date when due.

                  2.3. Interest Laws. Notwithstanding any provision to the contrary contained in this Agreement or the other Loan Documents, the Borrower shall not be required to pay, and the Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control; (2) the Borrower shall not be obligated to pay any Excess


                                        9




Interest; (3) any Excess Interest that the Lender may have received hereunder shall be, at the Lender's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest
(not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction; and (5) the Borrower shall not have any action against the Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligations is calculated at the Maximum
Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until the Lender shall have received the amount of interest which the Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

                  2.4. Method of Funding Loan. (a) If the proceeds of a Loan are to be used concurrently with the making of such Loan to purchase any Auction 900
MHz Licenses, then not later than 12:00 noon (New York time) on the applicable
Funding Date, the Lender shall make available the applicable Loan Amount in funds immediately available by wire-transferring such funds to the Borrower, which shall promptly remit such funds to the FCC (or to Holdings for prompt remittance to the FCC).

                           (b) If the proceeds of a Loan are to be used
concurrently with the making of such Loan to purchase any Third-Party 900
MHz Licenses and related Third-Party 900 MHz License Assets, then not later than
12:00 noon (New York time) on the applicable Funding Date, the Lender shall make available the applicable Loan Amount in funds immediately available by wire-transferring such funds to the Borrower, which shall promptly remit such funds to the seller of such Licenses and Assets (or to Holdings for prompt remittance to such seller).


                           (c) If the proceeds of a Loan are to be used
subsequent to the applicable Funding Date to purchase any Acquired 900 MHz
Licenses and, if applicable, any related Third-Party 900 MHz License Assets, then not later than 12:00 noon (New York time) on the applicable Funding Date, the Lender shall make available the applicable Loan Amount in funds immediately available by wire-transferring such funds to an escrow account to be established by the Lender and the Borrower with an escrow agent and subject to an escrow agreement reasonably acceptable to the Lender and the Borrower (the "Escrow
Account"). The Loan Amount shall not be released from the Escrow Account until the Lender and the Borrower certify to the Escrow Agent in writing that no Default or Unmatured Default is then continuing and that such Loan Amount will be used concurrently with its release from escrow to purchase


                                       10






one or more Acquired 900 MHz Licenses and, if applicable, related Third-Party
900 MHz License Assets and such funds shall be distributed by the Escrow Agent directly to the FCC or other third-party seller, as applicable. Any funds remaining in the Escrow Account on the Maturity Date (or upon the occurrence of any Default), shall be immediately returned to the Lender.

                  2.5. Method of Payment. All payments of principal, interest and expenses hereunder shall be made by wire transfer in immediately available funds to the Lender at the First National Bank of Maryland, Baltimore MD 21203,
ABA# 052000113, Account No. 401- 5029-0 (for the account of Hughes Network
Systems, Inc.) by noon (New York time) on the date when due. If any payment of principal of or interest on the Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

                  2.6. Schedule to Note. The Borrower hereby authorizes the
Lender to endorse on the Schedule annexed to the Note the principal amount of all Loans made by the Lender to the Borrower as well as all reductions to the aggregate principal amount of the Loans related to the conversion of such principal amount to shares of Common Stock of Geotek as provided in Article IX hereof; provided, that the failure to make any such notations on such Schedule
(or any error in such notation) shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Note.

                  2.7. No Prepayment. The Borrower may not prepay the Loans, in whole or in part, prior to the Maturity Date; provided that this shall not limit or affect the rights of the Lender under Article VIII.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

                  3.1.  Conditions to Initial Loan.  The Obligation of the
Lender to make the Initial Loan hereunder is subject to the satisfaction of the following conditions:

                  (i) On the date of execution of this Agreement, the Lender shall have received:

                           (a) an original of this Agreement (including all Exhibits and Annexes thereto), the Disclosure Letter and the Pledge
         Agreement, duly-executed by each party hereto and thereto;



                                       11





                           (b) 100% of the outstanding Capital Stock of Holdings, together with stock powers duly executed in blank, in each case pursuant to the Pledge Agreement;

                           (c) an incumbency certificate of each Obligor and of Holdings, executed by the Secretary or an Assistant Secretary thereof, which shall identify by name and title and bear the signature of the officers of such Obligor authorized to sign the Loan Documents and (in the case of the Borrower) to make borrowings hereunder, upon which certificate the Lender shall be entitled to rely until informed of any change in writing by such Obligor;

                           (d) a copy of the Certificate of Incorporation of each of the Obligors and of Holdings, together with all amendments thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation;

                           (e) a copy of the By-Laws of each of the Obligors and of Holdings, together with all amendments thereto, certified by the Secretary or an Assistant Secretary of such Obligor;

                           (f) a copy, certified by the Secretary or an Assistant Secretary of such Obligor or Holdings (as applicable), of each Obligor's and Holding's resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for the Lender) authorizing the execution, delivery and performance of the Loan
         Documents to be executed by it and the transactions contemplated thereby; and

                  (ii) On the Initial Funding Date the Lender shall have received:

                           (a) the Note; and

                           (b) the Holdings Note, duly endorsed in blank.

                           (c) certificates of good standing for each of the Obligors certified by the appropriate governmental officer in its jurisdiction of incorporation and in the State of New Jersey;

                           (d) a written opinion of counsel to the Obligors and Holdings, dated as of the Initial Funding Date, addressed to the Lender, with respect to matters customary in transactions of the type contemplated by this Agreement, in form and substance reasonably satisfactory to the Lender and its counsel.

                  3.2. Conditions to Each Loan. The Obligation of the Lender to make each Loan hereunder is subject to the satisfaction of the following conditions:

                                       12





                  (i) No less than three (3) Business Days prior to the applicable Funding Date, the Borrower shall have furnished the Lender with a written certificate signed by the Chief Financial Officer of the Borrower,

                           (a) selecting the proposed Funding Date and the Loan
                  Amount, which selections shall be irrevocable;

                           (b) specifying the Acquired 900 MHZ Licenses and, if
                  applicable, related Third-Party 900 MHz License Assets to be purchased with the proceeds of the Loan and the Acquired 900
                  MHz License Purchase Price applicable to such licenses and assets;

                           (c) if the Acquired 900 MHz Licenses to be acquired
                  with the proceeds of the Loan are Auction 900 MHz Licenses, attaching evidence satisfactory to the Lender that either (1) such Auction 900 MHz Licenses will be issued by the FCC in the name of Holdings immediately upon payment of the purchase price therefor or (2) certifying that Geotek was the high bidder in the auction for such licenses and has an obligation to pay a specified purchase price therefor at a future date;

                           (d) if the Acquired 900 MHz Licenses to be acquired
                  are Third-Party 900 MHz Licenses, attaching either (1)
                  evidence satisfactory to the Lender that such Third-Party 900
                  MHz License (and any related Third-Party 900 MHz License
                  Assets) will be sold and legally transferred to Holdings immediately upon payment of the purchase price therefor or (2) a certified copy of the duly- executed contract governing the purchase of such licenses and assets and providing a good faith estimate of the closing date for such purchase; and

                           (e) providing the Lender with appropriate
                   wire-transfer instructions.

                  (ii) on the applicable Funding Date the Borrower shall have delivered to the Lender a certificate signed by the Chief Financial Officer of the Borrower,

                           (a) certifying that no Default or Unmatured Default
                  shall have occurred and be continuing on such date after giving effect to the making of the Loan by the Lender and that each of the representations and warranties contained in
                  Article IV is true and correct as of such Funding Date; and

                           (b) certifying that each of the conditions set forth
                  in this Article III has been satisfied.



                                       13





                  (iii) On the applicable Funding Date the Lender shall have a valid and perfected first priority security interest (subject to Permitted
Liens) in all of the Collateral owned by the Borrower on the Funding Date.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                   Each of the Obligors represents and warrants to the Lender that, except as otherwise set forth in the Disclosure Letter:

                  4.1. Corporate Existence and Standing. Each of Geotek and its
Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to so qualify would not have a Material Adverse Effect.

                  4.2. Authorization and Validity. Each of the Obligors has the corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Obligors of the Loan Documents to which each is a party and the performance of their obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of such Obligors enforceable against such Obligors in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  4.3. Compliance with Laws and Contracts. Neither the execution and delivery by each Obligor of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Geotek or any of its Subsidiaries or Geotek's or any such Subsidiary's articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which Geotek or any such Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of Geotek or any such Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except where such violation, conflict, default or Lien would not have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents
(except, with respect to enforceability


                                       14




of the remedies provided for in the Pledge Agreement, the requirement to obtain
FCC approval before effecting any transfer of any FCC License).

                  4.4. Financial Statements. The September 30, 1995 consolidated financial statements of Geotek and its Subsidiaries heretofore delivered to the Lender were prepared in accordance with GAAP in effect on the date such statements were prepared and consistent with prior periods and fairly present the consolidated financial condition and operations of Geotek and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

                  4.5. Material Adverse Change. No material adverse change in the business, condition (financial or otherwise), prospects or results of operations of Geotek and its Subsidiaries (on a consolidated basis) has occurred since the date of the financial statements referred to in Section 4.4.

                  4.6. Taxes. Geotek and its Subsidiaries have filed all United
States federal tax returns and all other tax returns which are required to be filed prior to the date hereof and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Geotek or any such Subsidiary
(except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided), except, with respect only to Subsidiaries of Geotek other than the Borrower and its Subsidiaries, where the failure to so file or pay would not have a Material Adverse Effect. No tax liens have been filed, and no claims are being asserted with respect to any such taxes, except, with respect only to Subsidiaries of Geotek other than the Borrower and its Subsidiaries, where such tax liens or claims would not have a Material Adverse
Effect. The charges, accruals and reserves on the books of Geotek and its Subsidiaries in respect of any taxes or other governmental charges are adequate, except, with respect only to Subsidiaries of Geotek other than the Borrower and its Subsidiaries, where the failure to maintain adequate charges, accruals or reserves would not have a Material Adverse Effect.

                  4.7. Litigation. There is no litigation or proceeding pending or, to the knowledge of any of their officers, threatened against or affecting Geotek or any of its Subsidiaries which might have a Material
Adverse Effect.

                  4.8. ERISA. The Unfunded Liabilities of all Plans do not in the aggregate exceed $100,000. Each Plan complies in all material respects with all applicable requirements of law and regulations, and the minimum funding requirements with respect to all Plans have been met, no Reportable Event has occurred with respect to any Plan, no Lien in favor of the PBGC with respect to any Plan has arisen or been recorded, neither Geotek nor any of its Subsidiaries has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to terminate any Plan.


                                       15



                  4.9. Accuracy of Information. No information, schedule, exhibit or report furnished by Geotek to the Lender in connection with the negotiation of the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  4.10. Material Agreements. None of Geotek, the Borrower or any of the Borrower's Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). None of the Subsidiaries of Geotek, other than the Borrower and its Subsidiaries, are party to any agreement or instrument or subject to any charter or corporate restriction which, individually or when taken together with all other such agreements, instruments or restrictions of all such Subsidiaries, could have a Material Adverse Effect. Neither Geotek nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default might have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness of Geotek. The
Obligors have made available to the Lender copies of each agreement of Geotek which (a) evidences Indebtedness of Geotek or (b) if Geotek were to default in its obligations thereunder, might have a Material Adverse Effect.

                  4.11. Subordinated Indebtedness. The Obligations are not subordinate to any Indebtedness of the Obligors. The Borrower's Obligations are senior to all other Indebtedness of the Borrower. The Holdings Note is senior to Holding's Guaranty of the notes issued under the Indenture.

                  4.12. 900 MHz Licenses. Geotek and any of its Subsidiaries which hold or will hold 900 MHz Licenses (including Holdings) are fully qualified to hold 900 MHz Licenses.


                                    ARTICLE V
                                    COVENANTS

                  During the term of this Agreement, unless the Lender shall otherwise consent in writing:

                  5.1.  Reporting.  Geotek will furnish to the Lender

                           (a) Copies of all reports, certificates, documents and other information required to be delivered to the trustee under the Indenture pursuant to Sections 4.06 and 4.07 thereof (as in effect on the date hereof and whether or not the Indenture is then


                                       16




         in effect). The copies of any such reports, certificates or documents that are addressed to such trustee shall be addressed to the Lender.

                           (b) Within 45 days after the close of each fiscal quarter of the Borrower, a compliance certificate signed by the chief financial officer of the Borrower stating that no Default or Unmatured
         Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

                           (c) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Plan, certified as correct by an actuary enrolled under ERISA.

                           (d) As soon as possible and in any event within 10 days after Geotek knows that any Reportable Event has occurred with respect to any Plan or any Lien has been asserted by the PBGC or has arisen with respect to any Plan, a statement, signed by the chief financial officer of Geotek, describing said Reportable Event or Lien and the action which Geotek proposes to take with respect thereto.

                           (e) No later than the first Business Day of each month between the date hereof and the Funding Cutoff Date (the
         "Reporting Period"), a written statement, based on the Borrower's good faith estimate, of the total dollar amount of Loans that the Borrower anticipates borrowing hereunder during each remaining month of the Reporting Period. At any time that the Borrower shall discover that its most recent statement made pursuant hereto is no longer accurate, the Borrower shall provide the Lender with an amended statement of the Borrower's revised estimate.

                           (f) Such other information as the Lender may from time to time reasonably request.

                  5.2. Use of Proceeds. (a) The proceeds of the Loans (the "Loan
Proceeds") shall be re-loaned directly to Holdings, which loans will be evidenced by the Holdings Note. The Borrower will cause Holdings to use the Loan
Proceeds solely as payment for the acquisition of Acquired 900 MHz Licenses (and other 900 MHz Licenses (and related assets) acquired with the prior written consent of the Lender, which consent may be withheld in the Lender's sole discretion) and related Third-Party 900 MHZ License Assets. Geotek will not, nor will it permit any of its Subsidiaries to, use any of the Loan Proceeds to purchase or carry any "Margin Stock" (as defined in Regulation G).

                  (b) Subject to the limitations on Loans set forth in Section
2.1 hereof, to the extent proceeds of the Loans are available therefor, the Borrower will cause Holdings to use the proceeds of the Loans for the purchase of any Acquired 900 MHz Licenses (and related


                                       17




900 MHz License Assets) before using any unaffiliated third-party funds for such purchase. Notwithstanding the foregoing, nothing in this Section 5.2(b) shall be deemed to give the Lender any right to cause the Borrower to request the making of Loans after the Funding Cutoff Date.

                  5.3. Notice of Default. Geotek will, and will cause each of its Subsidiaries to, give prompt notice in writing to the Lender of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might have a Material Adverse Effect.

                  5.4. Conduct of Business. Geotek will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so would not have a Material Adverse Effect. The Borrower will engage in no business or transaction other than the holding of the capital stock of Holdings and certain other Subsidiaries formed to hold certain assets to be used directly for the provision of Specialized Mobile Radio services utilizing the Acquired 900 MHz Licenses. The Borrower will ensure that Holdings engages in no business or transaction other than the purchase and ownership of the Acquired
900 MHz Licenses (and other 900 MHz Licenses and related assets as permitted under Section 5.2 hereof) and related Third-Party 900 MHz License Assets, if any, and the entering into of license agreements with respect to such Acquired
900 MHz Licenses with other Subsidiaries of Geotek for such Subsidiaries' use in providing Specialized Mobile Radio services (pursuant to a license agreement) which does not otherwise cause a Default under this Agreement and which, by its terms, provides that it is cancelable in full at the sole discretion of Holdings upon a foreclosure by the Lender upon the Capital Stock of Holdings pledged to the Lender pursuant to the Pledge Agreement or any other transfer of such Capital Stock to the Lender or its designee). At least five (5) Business Days prior to entering into any such license agreement, Geotek will cause Holdings to deliver a copy thereof to the Lender.

                  5.5. Taxes. Geotek will, and will cause each of its Subsidiaries to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

                  5.6. Insurance. Geotek will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all their property in such amounts and covering such risks as is consistent with sound business practice, and Geotek will furnish to the Lender upon request full information as to the insurance carried.


                                       18





                  5.7. Compliance with Laws. Geotek will, and will cause each of its Subsidiaries to, comply with (i) all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject and
(ii) the terms of all FCC Licenses held by it, including any obligation to construct facilities and place them in operation with a minimum number of sites and/or customers by a specified date, except where the failure to do so would not have a Material Adverse Effect.

                  5.8. Maintenance of Properties. Geotek will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so would not have a Material Adverse
Effect.

                  5.9. Inspection. Geotek will, and will cause each of its Subsidiaries to, permit the Lender, by its representatives and agents, to inspect any of the properties, licenses, corporate books and financial records of Geotek and each such Subsidiary, to examine and make copies of the books of accounts and other financial records of Geotek and each Subsidiary, and to discuss the affairs, finances and accounts of Geotek and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lender may designate.

                  5.10. Restricted Payments. The Borrower will not, nor will it permit any of its Subsidiaries to, (i) declare or pay any dividends on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that any of the Borrower's Subsidiaries may declare and pay dividends to the Borrower or to a Wholly-Owned Subsidiary of the Borrower or
(ii) directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Indebtedness.

                  5.11. Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to incur any Indebtedness other than the Loans (in the case of the Borrower), the Holdings Note (in the case of Holdings) and the Guarantees by the Borrower and Holdings required to be provided under the Indenture as in effect on the date hereof.

                  5.12. Merger. The Borrower will not, nor will it permit any of its Subsidiaries to, merge or consolidate with or into any other Person.

                  5.13. Sale of Assets. Subject to the proviso in the second sentence of this Section 5.13, the Borrower will not, nor will it permit any of its Subsidiaries to, lease, sell or otherwise dispose of all, or a substantial portion of, its property, assets or business to any other


                                       19




Person except for sales of inventory in the ordinary course of business. None of the Obligors will sell, assign or convey any interest in any of the Collateral;
provided that Holdings may (a) enter into license agreements with respect to one or more of the Acquired 900 MHz Licenses as provided herein and (b) with the prior written consent of the Lender, which consent will not be unreasonably withheld, exchange one or more of the Acquired 900 MHz Licenses (each, an "Old
900 MHZ License") for other 900 MHz Licenses (each a "New 900 MHz License") which (i) meet all the criteria set forth herein for Acquired 900 MHz Licenses
(including geographic restrictions) and (ii) after giving effect to such exchange, do not cause the Obligors or Holdings to be in default of any of their obligations under the Loan Documents (including, without limitation, the other provisions of this Article 5 and the loan-to-value limitations set forth in
Section 2.1).

                  5.14. Sale and Leaseback. The Borrower will not, nor will it permit any of its Subsidiaries to, sell or transfer any property in order to concurrently or subsequently lease as lessee such or similar property.

                  5.15. Investments and Acquisitions. The Borrower will not, nor will it permit any of its Subsidiaries to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other
Investments in, Subsidiaries), or commitments therefor, or to create any new
Subsidiary or to become or remain a partner in any partnership or joint venture, or to acquire any going business or all or substantially all of the assets of any Person or any division or business of a Person, whether through purchase of assets, merger or otherwise, except existing Investments in Subsidiaries in existence on the date hereof and the purchases of Acquired 900 MHz Licenses (and other 900 MHz Licenses) and related Third-Party 900 MHz License Assets contemplated hereby.

                  5.16. Guarantees. The Borrower will not, nor will it permit any of its Subsidiaries to, make or suffer to exist any Guaranty (including, without limitation, any Guaranty of the obligations of a Subsidiary of Geotek), other than the Guarantees by the Borrower and Holdings required to be provided under the Indenture as in effect on the date hereof.

                  5.17. Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the property of the Borrower or any of its Subsidiaries (including, without limitation, the Acquired 900 MHz Licenses), except Permitted Liens.

                  5.18. Fixed Asset Expenditures. The Borrower will not, nor will it permit any of its Subsidiaries to, acquire any assets, other than the acquisition by the Borrower of the Holdings Note and the acquisition by Holdings of the Acquired 900 MHz Licenses (and related

                                       20




Third-Party 900 MHz License Assets) and other acquisitions expressly permitted pursuant to Section 5.2 hereof.

                  5.19.  Rentals.  The Borrower will not, nor will it permit
Holdings to, create, incur or suffer to exist any obligations for Rentals.

                  5.20. Letters of Credit. The Borrower will not, nor will it permit any of its Subsidiaries to, apply for or become liable with respect to any Letter of Credit.

                  5.21. Affiliates. The Borrower will not, nor will it permit
Holdings to, enter into any transaction with any Affiliate, except as expressly set forth in this Agreement (including, without limitation, the entering into of license agreements with respect to one or more of the Acquired 900 MHz Licenses as provided herein).

                  5.22. Preservation of Licenses. The Borrower will not, and will not permit any of its Subsidiaries to, allow any FCC License held by it to lapse or be revoked or suspended.

                  5.23. Ownership of Borrower and Holdings. The Borrower shall at all times be a Wholly-Owned Subsidiary of Geotek and Holdings shall at all times be a Wholly-Owned Subsidiary of the Borrower.

                  5.24. Compliance with Indenture. Geotek shall, and shall cause each of its Subsidiaries to, comply with all covenants, restrictions and other agreements applicable to them in the Indenture as in effect on the date hereof
(without giving effect to any amendments, waivers or other modifications thereof or supplements thereto, unless otherwise consented to in writing by the Lender, such consent not to be unreasonably withheld).

                  5.25. Auction 900 MHz Licenses. Promptly after the closing of the current FCC auction of 900 MHz Licenses and Geotek learning of the 900 MHz
Licenses in respect of which it was the highest bidder, Geotek will so inform the Lender.

                  5.26. Ownership of Acquired 900 MHz Licenses. All Acquired 900
MHz Licenses shall be issued in the name of, or transferred to, Holdings and not transferred by Holdings to any other Person (except the entering into of license agreements with respect to one or more of the Acquired 900 MHz Licenses as provided herein).

                  5.27. Right to Cause Refinancing of Loans. In the event that at any time on or after the date of execution of this Agreement and prior to February 28, 1996, Geotek or any of its Subsidiaries shall enter into any borrowing arrangement pursuant to which the person providing the funds (or its Affiliates) obtains the right to purchase equity of Geotek (a "Subject Credit"), the Lender, at its sole option, shall be entitled to cause Geotek (or the Borrower) to


                                       21



refinance the Loans in an amount up to $24,500,000 plus, upon agreement of Geotek and the Lender, an amount of reasonable fees and expenses incurred by Geotek in connection with the refinancing) on the terms of the Subject Credit.
The Borrower will inform the Lender within one (1) Business Day after Geotek or any of its Subsidiaries enters into any such Subject Credit. Any amount of Loans not so refinanced shall remain outstanding subject to the terms and conditions of this Agreement and the other Loan Documents.


                                   ARTICLE VI
                                    GUARANTY

                  6.1. The Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Lender and its successors and assigns the full and punctual payment and performance (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including all reasonable costs of collection and enforcement thereof (including, without limitation, all fees and disbursements of counsel) and interest thereon which would be owing by the Borrower but for the effect of the Bankruptcy Code, 11
U.S.C. ss. 101 et seq. (collectively, the "Guaranteed Obligations"). The
Guarantor understands, agrees and confirms that the Lender may enforce this Guaranty up to the full amount guaranteed by the Guarantor hereunder without proceeding against the Borrower or any other obligor, against the Collateral or against any other guarantor under any other guarantee covering the Guaranteed
Obligations. All payments made by the Guarantor under this Guaranty shall be paid at the place and in the manner specified in Section 2.5 of this Agreement.

                  6.2. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Obligor under any of the Loan Documents, by operation of law or otherwise;

                           (b) any modification or amendment of or supplement to this Agreement, the Note or any of the other Loan Documents, including, without limitation, any increase in the principal amount of the Loans;

                           (c) any release, non-perfection or invalidity of any direct or indirect security herefor or for, or any other guarantee of, any of the Guaranteed Obligations;



                                       22




                           (d) any change in the corporate existence, structure or ownership of any of the Obligors, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any of the Obligors or any of their assets or any resulting release or discharge of any obligation of any Obligor contained in this Agreement or the Note;

                           (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against any Obligor or any other Person, whether in connection herewith or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (f) any invalidity or unenforceability relating to or against any Obligor for any reason of any of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on the Loans or any other amount payable by it under the Loan Documents; or

                           (g) any other act or omission to act or delay of any kind by any Obligor or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

In addition, the obligations of the Guarantor hereunder are joint and several with the obligations of each other guarantor or obligor in respect of the Guaranteed Obligations.

                  6.3. Discharge Only Upon Payment In Full; Reinstatement In
Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until the Guaranteed Obligations shall have been paid in full. If at any time any payment of any of the Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

                  6.4. Waivers by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

                  6.5. Subrogation. The Guarantor shall not exercise any rights which it may have acquired by way of subrogation under this Guaranty, by any payment made hereunder or


                                       23




otherwise, nor shall the Guarantor seek any reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, unless and until all of the Guaranteed Obligations shall have been paid to the Lender and discharged, in full, and if any payment shall be made to the Guarantor on account of such subrogation, contribution or reimbursement rights at any time when the Guaranteed Obligations shall not have been paid and discharged, in full, each and every amount so paid shall forthwith be paid to the Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured.

                  6.6. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement and the Note shall nonetheless be payable by the Guarantor forthwith on demand by the Lender.


                                   ARTICLE VII
                                    DEFAULTS

                  The occurrence of any one or more of the following events shall constitute a Default:

                  7.1. Any representation or warranty made or deemed made by or on behalf of either of the Obligors to the Lender under or in connection with this Agreement, the Note, any other Loan Document or any certificate or information delivered in connection herewith or therewith shall be materially false as of the date on which made.

                  7.2. (a) Nonpayment of principal of the Note when due, or (b) nonpayment of interest upon the Note or of any other Obligations under any of the Loan Documents within five (5) days of notice from the Lender of such nonpayment or, with respect to nonpayment of interest, if shorter, within eight
(8) days of when due.

                  7.3. The breach by either Obligor of any of the terms or provisions of Article 5 and, where such breach is reasonably capable of cure and provided such breach has not otherwise caused a Material Adverse Effect, the failure of either Obligor to cure such breach within ten (10) days of becoming aware thereof.

                  7.4. The breach by either Obligor (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement or the Note which is not remedied within ten (10) days after written notice from the Lender.



                                       24



                  7.5. Failure of Geotek or any of its Subsidiaries to pay any Indebtedness in excess of $2,000,000 when due; or the default by Geotek or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Indebtedness in excess of $3,500,000 was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any Indebtedness in excess of $3,500,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

                  7.6. Geotek, the Borrower or any of the Borrower's
Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal Bankruptcy Code, (b) not pay, or admit in writing its inability to pay, its debts generally as they become due, (c) make an assignment for the benefit of creditors, (d) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (e) institute any proceeding seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (f) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, or (g) fail to contest in good faith any appointment or proceeding described in Section 7.7.

                  7.7. Without the application, approval or consent of Geotek, the Borrower or any of the Borrower's Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for Geotek, the Borrower or any of the Borrower's Subsidiaries or any substantial part of their respective properties, or a proceeding described in Section 7.6(e) shall be instituted against Geotek, the Borrower or any of the Borrower's Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

                  7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of all or any substantial portion of the property of Geotek, the Borrower or any of the Borrower's Subsidiaries.

                  7.9. Geotek, the Borrower or any of the Borrower's
Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000 which is not stayed on appeal or otherwise being appropriately contested in good faith.



                                       25




                  7.10. The Unfunded Liabilities of all Plans shall exceed in the aggregate $1,000,000, any Lien in favor of the PBGC with respect to any Plan shall arise or be recorded, or any Reportable Event shall occur in connection with any Plan.

                  7.11. Any Lien, levy or assessment is filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Liens) and such lien, levy or assessment is not stayed, vacated, paid or discharged within ten (10) days.

                  7.12. Geotek, the Borrower or any of the Borrower's
Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days.

                  7.13. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or either Obligor denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect.

                  7.14. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of Geotek or any of its Subsidiaries if any such event or circumstance could have a Material Adverse Effect.

                  7.15. The loss, suspension, revocation or amendment of, or failure to renew, any FCC License now held or hereafter acquired by Geotek or any of its Subsidiaries, if such loss, suspension, revocation, amendment or failure to renew could have a Material Adverse Effect. For purposes of this
Section 7.15, the loss, suspension, revocation or failure to renew of any Auction 900 MHz License or (once acquired by Holdings) any Third-Party 900 MHz
License, is deemed to have a Material Adverse Effect.

                  7.16. The FCC schedules or conducts a hearing with respect to, or commences an action or proceeding seeking the termination, suspension, revocation or material adverse amendment of, any FCC License now held or hereafter acquired by Geotek or any of its Subsidiaries (other than a hearing with respect to a pending competing application) and (i) the Lender reasonably believes that the result thereof would be the termination, revocation, suspension or material adverse amendment of such License and (ii) in the case of any Subsidiary of Geotek other than the Borrower or any of the Borrower's
Subsidiaries, such


                                       26




termination, revocation, suspension or material adverse amendment would have a Material Adverse Effect.

                  7.17. Geotek or any of its Subsidiaries defaults in the payment of any other written obligation to the Lender in excess of $2,000,000, including, without limitation, with respect to any extension of trade credit by the Lender; provided that such default shall not be a Default if it is the subject of a good-faith dispute for no longer than ninety (90) days.

                  7.18. The Lender does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens), in each case, for any reason other than the failure of the Lender to take any action within its control.

                  7.19 Any judgment, order or ruling is entered, or partial or full resolution is reached, with respect to any litigation or proceeding listed in the Disclosure Letter (or any Schedule thereto), which judgment, order, ruling or resolution could have a Material Adverse Effect.

                                  ARTICLE VIII
                  ACCELERATION, WAIVERS, AMENDMENT AND REMEDIES

                  8.1. Acceleration. If any Default described in Section 7.6 or
7.7 occurs, the Obligations shall immediately become due and payable without any election or action on the part of the Lender. If any other Default occurs, the Lender may declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Obligors hereby expressly waive.

                  8.2. Preservation of Rights. No delay or omission of the Lender to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lender, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full.




                                       27



                                   ARTICLE IX
                                   CONVERSION

                  9.1 Conversion Privilege and Conversion Price. (a) Subject to and upon compliance with the provisions of this Article, at the option of the Lender, the outstanding principal amount of the Loans may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of Geotek, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence one hundred and eighty-one (181) days after the Initial Funding Date and shall expire on the Maturity Date (the "Conversion
Period").

                           (b) The price per share (the "Conversion Price") at
which shares of Common Stock shall be delivered upon conversion shall be the lesser of (i) ninety percent (90%) of the weighted average sales price of the Common Stock of Geotek on the Trading Day next preceding the date of conversion (or over the ten (10) Trading Days immediately preceding the date of conversion to the extent (and only to the extent) the conversion relates to in excess of $300,000 of Loans (to the extent of such excess) on the Trading Day next preceding the Maturity Date) as reported by Bloomberg Financial Services or similar reporting service and (ii) $9.75 (the "Maximum Conversion Price").

                  9.2  Exercise of Conversion Privilege; Limitations on
Exercise.

                           (a) During the Conversion Period, the entire
outstanding amount of the Loans shall be convertible into the Common Stock of Geotek as provided herein; provided that no more than $150,000 of the Loans may be converted into Common Stock of Geotek on any day, except that during the one hundred twenty-one (121) Trading Days immediately preceding the Maturity
Date, up to $300,000 in principal amount of the Loans may be converted into Common Stock of Geotek on any day.

                           (b) Notwithstanding the provisions of paragraph (a)
above, on the Trading Day next preceding the Maturity Date, the Lender may convert the entire remaining principal balance of the Loans into shares of Common Stock of Geotek; provided that the Lender agrees not to resell in excess of $300,000 worth of such Common Stock on any Trading Day.

                           (c) Notwithstanding the provisions of paragraph (a)
above, on any Trading Day during the Conversion Period the Lender shall have the right to convert the entire remaining balance of the Loans into shares of Common Stock of Geotek at the Maximum Conversion Price; provided that, with respect to any such amount so converted on such day, the Lender agrees not to resell in excess of $300,000 worth of such Common Stock on any Trading Day.


                                       28





                           (d) Notwithstanding the foregoing, upon the
occurrence and during the continuance of a Default, up to the entire remaining amount of the Loans may be converted by the Lender into shares of Common Stock of Geotek on any day with no contractual restrictions on the ability of the Lender to resell such Common Stock at any time; provided that, if the Lender chooses to so convert the entire remaining amount of the Loans (or any Lesser amount in excess of $300,000), the Borrower may, at its option, prior to the time set for such conversion, prevent the Lender from so converting by paying the Lender in immediately available funds (i) all outstanding principal and interest on the Loans (and all other amounts then due under the Loan
Agreement and the other Loan Documents) and (ii) a dollar amount equal to the greater of (A) the number of shares of Common Stock of Geotek which the Lender would otherwise be entitled to receive upon such conversion but for the exercise by the Borrower of its buyout option under this Section 9.2(d) multiplied by ten percent (10%) of the weighted average sales price of shares of Common Stock of Geotek on the Trading Day immediately preceding the date set for conversion and
(B) the number of shares of Common Stock of Geotek which the Lender would otherwise be entitled to receive upon such conversion but for the exercise by the Borrower of its buyout option under this Section 9.2(d) multiplied by the difference obtained by subtracting the Maximum Conversion Price from the weighted average sales price of shares of Common Stock of Geotek on the Trading
Day immediately preceding the date set for conversion. Such weighted average sales price shall be as reported by Bloomberg Financial Services or similar reporting service. The amount payable pursuant to clause (ii) of this Section
9.2(d) shall be payable, at the Borrower's option, in cash or Common Stock of Geotek (at the per share valuation described in such clause). Nothing in this paragraph (d) shall prevent the Lender from converting any or all of the Loans pursuant to, and in the manner provided for in, any other paragraph of this
Section 9.2, even during the continuance of a Default or from exercising any other remedies available to it hereunder or under applicable law upon the occurrence and continuance of a Default (including, without limitation, the right to accelerate the Loans and foreclose upon the Collateral).

                           (e) The Lender shall exercise its conversion
privilege on any Trading Day during the Conversion Period (a "Conversion
Date") by informing Geotek and the Borrower in writing of the amount of Loans to be so converted (the "Conversion Amount") and the Conversion Price. Conversion of such Loans shall be deemed to have been effected on the Conversion Date and at such time the rights of the Lender to receive principal payments or interest on the Converted Amount shall cease and the person or persons in whose name or names any certificate or certificates for shares of common stock shall be issuable upon conversion of the Converted Amount (as designated by the Lender) shall be deemed to have become the holder or holders of record of such shares.
Geotek shall, at the request of the Lender, either (i) cause a certificate or certificates representing the converted shares of Common Stock of Geotek to be issued and delivered to or at the direction of the Lender or (ii)


                                       29



cause the issuance of the converted shares of Common Stock of Geotek in registered form and the recording thereof in the book-entry system maintained by The Depositary Trust Company, in either case within (3) three days of such request. If Geotek breaches its obligation to deliver share certificates or cause book-entries hereunder, such breach shall not be subject to any cure period otherwise available under Article VII hereof and the Lender may, in addition to its other remedies hereunder and at law, bring an action to enforce specific performance of such obligation and, until such certificates are properly delivered or such book-entries are properly made, as the case may be, the principal amount of the Loans so converted shall be deemed reinstated with interest deemed to have been accruing continuously notwithstanding such conversion.

                           (f) The Maximum Conversion Price shall be adjusted
in certain circumstances as provided in Annex A attached hereto and made a part hereof.

                           (g) Until such time as the Lender has sold all
shares of Common Stock of Geotek which it has received or may receive pursuant to its conversion rights hereunder, and subject to the other resale restrictions contained in this Article IX, the Lender may not sell on any day more shares of Geotek than it owns on such day (including shares in respect of which it has or will properly exercise its conversion rights on such day).
Nothing in this Section 9.2 shall restrict the ability of the Lender to sell, assign or otherwise transfer the Note and its rights and obligations under the other Loan Documents (including the right to convert the Loans into shares of Common Stock of Geotek) in accordance with Section 10.1 hereof.

                  9.3 Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of the Loans. Instead of any fractional share of Common Stock which would otherwise by issuable upon conversion of any of the Loans, Geotek shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of the Common
Stock at the close of business on the day of conversion.

                  9.4 Notice of Certain Corporate Activities.  In case:

                  (a) Geotek shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than exclusively in cash; or

                  (b) Geotek shall authorize the granting to all of the holders of its Common Stock, pro rata, of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding employee stock options); or

                  (c) of any reclassification of the Common Stock of Geotek
         (other than a subdivision or combination of its outstanding shares of Common Stock), or of any


                                       30




         consolidation or merger to which Geotek is a party and for which approval of any stockholders of Geotek is required, or of the sale or transfer of all or substantially all of the assets of Geotek; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of Geotek; or

                  (e) Geotek or any Subsidiary of Geotek shall commence a tender offer for all or a portion of Geotek's outstanding shares of Common
         Stock (or shall amend any such tender offer);

then Geotek shall notify the Lender in accordance with Section 11.1 hereof, at least 20 days (or 10 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common
Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

                  9.5. Geotek to Reserve Common Stock. Geotek shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Loans, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Loans.

                  9.6. Taxes on Conversions. Geotek will pay any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Loans pursuant hereto. Geotek shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Lender, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to Geotek the amount of any such tax, or has established to the satisfaction of Geotek that such tax has been paid.



                                       31




                  9.7. Covenant as to Common Stock. Geotek covenants that all shares of Common Stock which may be issued upon conversion of Loans will upon issue be fully paid and nonassessable and, except as provided in Section 9.6, Geotek will pay all transfer taxes, liens and charges with respect to the issue thereof.

                  9.8. Provisions in Case of Consolidation, Merger or Sale of
Assets.

In case of any consolidation of Geotek with, or merger of Geotek into, any other
Person, any merger of another Person into Geotek (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of Geotek) or any sale or transfer of all or substantially all of the assets of Geotek, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall grant to the Lender the right thereafter, during the Conversion Period, to convert the Loans only into the kind and amount of securities, cash and other property receivable, if any, upon such consolidation, merger, sale or transfer by the Lender of the number of shares of Common Stock of Geotek into which the Loans might have been converted immediately prior to such consolidation, merger, sale or transfer assuming the Lender failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer. The Lender shall continue to enjoy rights of adjustment with respect to the Maximum Conversion Price as nearly equivalent as may be practicable to the adjustments provided for in Annex A. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

                  9.9.  Registration Rights.  The shares of Common Stock of
Geotek issued hereunder shall be entitled to the registration rights set forth in Annex B attached hereto and made a part hereof.




                                       32



                                    ARTICLE X
                               GENERAL PROVISIONS

                  10.1. Successors and Assigns. (a) The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Obligors and the Lender and their respective successors and assigns.

                           (b) Subject to the Securities Act and applicable
state securities laws, the Lender may sell, assign or otherwise transfer the Note, subject to the terms thereof (and its rights and obligations under the other Loan Documents), in whole or in part (but in parts representing no less than $8,000,000 in principal amount), to any Person who is an "Accredited
Investor" (as defined in the Securities Act) other than (except after occurrence and during the continuance of a Default, when no restrictions on sale, assignment or transfer shall apply) a "hedge fund" or a competitor of Geotek engaged or, to the knowledge of HNS, planning to engage in the business of providing wireless voice or data communications services to mobile customers or of providing equipment in connection therewith. Notwithstanding the foregoing, except upon the prior occurrence and continuance of a Default, the Lender shall not sell, assign or otherwise transfer any interest in the Note or the other
Loan Documents prior to March 31, 1996.

                           (c) In the event of any sale, assignment or other
transfer described in Section 10.1(b) (other than upon the occurrence and during the continuance of a Default), the Lender will, at least five (5)
Business Days prior to such proposed sale, assignment or transfer, give written notice to the Borrower of the Lender's intention to effect such transfer, setting forth the manner and circumstances thereof and the proposed transferee and certifying that the proposed transferee is an Accredited Investor and not a hedge fund or competitor of Geotek as described above, which notice shall be accompanied by an opinion of counsel reasonably satisfactory to the Borrower addressed to the Borrower to the effect that such transfer may be effected without registration under the Securities Act. No such transfer shall be permitted unless the proposed transferee agrees in writing to be bound by the transfer restrictions in this Section 10.1.

                           (d) The Obligors authorize the Lender to disclose to
any purchaser or prospective purchaser or other transferee of an interest in the Loans any financial or other information pertaining to the Loans known to the Lender and the Obligors agree to cooperate in providing such purchaser or prospective purchaser with any publicly-filed or publicly- available information about the Obligors or Holdings or their respective businesses.

                           (e) The Obligors may not assign or otherwise
transfer any of their rights or obligations under any of the Loan Documents.


                                       33





                  10.2. Survival of Representations. All representations and warranties of the Obligors contained in any Loan Document shall survive delivery of the Note and the making of the Loans herein contemplated.

                  10.3.  Governmental Regulation.  Anything contained in any
Loan Document to the contrary notwithstanding, the Lender shall not be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

                  10.4. Taxes. Any taxes (excluding income taxes) payable or ruled payable by any federal or state authority in respect of the Loan
Documents shall be paid by the Obligors, together with interest and penalties, if any.

                  10.5.  New York Law; Submission to Jurisdiction; Waiver of
Jury Trial; Service of Process. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS)
OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF
NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES
OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER
LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY
HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION
WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH
PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING
BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY
HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS
CONTEMPLATED HEREBY. EACH OBLIGOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH
ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR
CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO
THE APPLICABLE OBLIGOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES TO THIS
AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED
PURSUANT TO SECTION 11.2 HEREOF.



                                       34




                  10.6. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

                  10.7. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Obligors and the Lender and supersede all prior agreements and understandings among the Obligors and the Lender relating to the subject matter thereof.

                  10.8. Expenses; Indemnification. The Obligors agree, jointly and severally, to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including fees, time charges and out-of-pocket expenses of outside legal counsel to the Lender) paid or incurred by the Lender in connection with the preparation, review, execution, and delivery of the Loan
Documents, subject to a maximum amount required to be reimbursed by the Obligors to the Lender of $50,000. Notwithstanding the foregoing, after the occurrence and during the continuance of a Default, the Obligors agree, jointly and severally, to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including reasonable fees and time charges of outside legal counsel to the Lender) paid or incurred by the Lender in connection with the collection and enforcement of the Loan Documents. The Obligors further agree, jointly and severally, to indemnify the Lender, its directors, officers, employees and attorneys against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) (collectively, "Costs") which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the Loan Proceeds; provided, however, that with respect to any legal proceeding between the Lender and one or more of the Obligors, if the Obligors shall finally prevail in such proceeding (as evidenced by a final judgment not subject to further appeal), the Obligors shall not be obligated to indemnify the Lender with respect to Costs incurred in connection with such proceeding (as it relates solely to the matter or matters in dispute between the Obligors and the Lender and not any dispute between the Lender and any third party). The obligations of the Obligors under this Section shall survive the termination of this Agreement.

                  10.9. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting
Principles.

                  10.10.  Severability of Provisions.  Any provision in any Loan
Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions


                                       35





in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan
Documents are declared to be severable.

                  10.11. Confidentiality; Public Disclosures. Subject to
Geotek's disclosure obligations under the Securities Act and the Exchange Act, and unless otherwise required by law or order of a court, administrative agency or other quasi-judicial body of competent jurisdiction, and then only after providing prompt written notice of its intention to disclose, no party hereto shall issue any press release or make any public statement relating to the transactions evidenced by this Agreement or otherwise disclose this agreement to any third party without the other parties' written approval (such approval not to be unreasonably withheld), except that this Agreement may be disclosed to each party's attorneys, financial advisors and others in a confidential relationship to such party.


                                   ARTICLE XI
                                     NOTICES

                  11.1. Giving Notice. Any notice required or permitted to be given under this Agreement may be, and shall be deemed, given when deposited in the United States mail, postage prepaid, or by facsimile transmission when mechanical confirmation of a successful transmission has been received, or by telegraph or telex when delivered to the appropriate office for transmission, charges prepaid, addressed to the applicable Obligor or the Lender at the addresses indicated below their signatures to this Agreement.

                  11.2. Change of Address. The Obligors and the Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XII
                                  COUNTERPARTS

                  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either of the parties hereto may execute this Agreement by signing any such counterpart. This
Agreement shall be effective when it has been executed by each of the Obligors and the Lender.



                                       36




                  IN WITNESS WHEREOF, the Borrower, Geotek and the Lender have executed this Agreement as of the date first above written.

                                    Borrower:

                                    GEOTEK FINANCING CORPORATION

                                    By:_______________________________

                                   Title: ___________________________
                                   Address: c/o Geotek Communications, Inc.
                                            20 Craig Road
                                            Montvale, NJ 07645
                                   Telecopy No.:  (201) 930-9614


                                   Geotek:

                                   GEOTEK COMMUNICATIONS, INC.

                                   By:_______________________________

                                   Title: ___________________________
                                   Address: 20 Craig Road
                                            Montvale, NJ 07645

                                   Telecopy No.:  (201) 930-9614


                                   Lender:

                                   HUGHES NETWORK SYSTEMS, INC.

                                   By:_______________________________

                                   Title: ___________________________
                                   Address: 11717 Exploration Lane
                                            Germantown, MD 20876

                                   Telecopy No.:  (301) 428-2818



                                       37



                            ANNEX A TO LOAN AGREEMENT

                     Adjustment of Maximum Conversion Price

         The Maximum Conversion Price, as defined in the Loan Agreement of which this Annex A forms a part (the "Loan Agreement"), and the number of shares of Common Stock of Geotek issuable upon the conversion of the Loans shall be adjusted in certain instances as provided herein. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

         (a)      Adjustment for Change in Capital Stock.

                  If Geotek:

                  (1)      pays a dividend or makes a distribution on its Common
         Stock in shares of its Common Stock;

                  (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (4) makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock or preferred stock; or

                  (5) issues by reclassification of its Common Stock any shares of its Capital Stock;

then the Maximum Conversion Price in effect immediately prior to such action shall be proportionately adjusted so that, upon conversion of the Loans, the Lender may receive the aggregate number and kind of shares of Capital Stock of Geotek which the Lender would have owned immediately following such action if such Loans had been converted immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment the Lender may receive upon conversion shares of two or more classes of Capital Stock of Geotek, Geotek shall determine the allocation of the adjusted



                                       A-1


Maximum Conversion Price between the classes of Capital Stock. After such allocation, the exercise privilege and the Maximum Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Annex A .

                  Such adjustment shall be made successively whenever any event listed above shall occur.

         (b)      Adjustment for Rights Issue.

                  If Geotek distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Maximum Conversion Price shall be adjusted in accordance with the formula:

                              O + N x P
                                  -----
                      E' = E x      M
                              ---------
                                O + N

where:

     E' =         the adjusted Maximum Conversion Price.

     E  =         the current Maximum Conversion Price.

     O  =         the number of shares of Common Stock outstanding on the
                  record date.

     N  =         the number of additional shares of Common Stock offered
                  pursuant to such rights issuance.

     P  =         the offering price per share of the additional shares.

     M  =         the current market price per share of Common Stock on the
                  record date.

                  The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Maximum Conversion Price shall be



                                       A-2

immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c)      Adjustment for Other Distributions.

                  If Geotek distributes to all holders of its Common Stock any of its assets (including but not limited to cash (other than as provided below)), debt securities, or any rights or warrants to purchase debt securities, assets or other securities of Geotek, the Maximum Conversion Price shall be adjusted in accordance with the formula:

                                      E' = E x M - F
                                               -----
                                                   M

where:

     E' =         the adjusted Maximum Conversion Price.

     E  =         the current Maximum Conversion Price.

     M  =         the current market price per share of Common Stock on the
                  record date mentioned below.

     F  =         the fair market value on the record date of the assets,
                  securities, rights or warrants applicable to one share of
                  Common Stock. The Board of Directors of Geotek shall determine the fair market value, such determination to be evidenced by a board resolution.

                  The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This section (c) does not apply to (i) rights, options or warrants referred to in section (b) of this Annex A or (ii) cash dividends or distributions paid out of consolidated current or retained earnings.

         (d)      Current Market Price.

                  In sections (b) and (c) of this Annex A the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as



                                       A-3


reported by NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common
Stock. In the absence of one or more such quotations, the Board of Directors of Geotek shall determine the current market price on the basis of such quotations as it in good faith considers appropriate, such determination to be evidenced by a board resolution.

         (e)      When De Minimis Adjustment May Be Deferred.

                  No adjustment in the Maximum Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Maximum Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All calculations under this Annex A shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (f)      When No Adjustment Required.

                  No adjustment need be made for a transaction referred to in sections (a), (b) or (c) of this Annex A if the Lender is to participate in the transaction on a basis and with notice that the Board of Directors of Geotek determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction, such determination to be evidenced by a board resolution.

                  No adjustment need be made for rights to purchase Common Stock pursuant to a company plan for reinvestment of dividends or interest.

                  No adjustment need be made for a change in the par value or no par value of the Common Stock.

         (g)      Notice of Adjustment.

                  Whenever the Maximum Conversion Price is adjusted as herein provided, Geotek shall notify the Lender in accordance with Section 11.1 of the Loan Agreement that the Maximum Conversion Price has been adjusted and set forth in such notice the adjusted Maximum Conversion Price and the facts upon which such adjustment is based.

                                       A-4


         (h)      Voluntary Reduction.

                  Geotek from time to time may reduce the Maximum Conversion
Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Maximum Conversion Price be less than the par value of a share of Common Stock.

                  Whenever the Maximum Conversion Price is reduced, Geotek shall mail to the Lender a notice of the reduction. Geotek shall mail the notice at least 15 days before the date the reduced Maximum Conversion Price takes effect.
The notice shall state the reduced Maximum Conversion Price and the period it will be in effect.

                  A reduction of the Maximum Conversion Price does not change or adjust the Maximum Conversion Price otherwise in effect for purposes of sections
(a), (b) and (c) of this Annex A.


                                       A-5


                            ANNEX B TO LOAN AGREEMENT

                               Registration Rights

         The shares of Common Stock of Geotek issued upon conversion of the Loans as set forth in the Loan Agreement of which this Annex B forms a part (the
"Loan Agreement"), shall be entitled to the registration rights provided herein with respect to the resale thereof by the Holders (as hereinafter defined).
Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

(A)      Shelf Registration.

         (1) Geotek shall file with the Commission, by June 30, 1996, a "shelf" registration statement (a "Shelf Registration") with respect to all of the Registrable Securities on an appropriate form pursuant to Rule 415 (or any similar provision that may be adopted by the Commission) under the Securities
Act, which form shall be available for the sale of the Registrable Securities to the public from time to time, and shall use its best efforts to cause the Commission to declare such Shelf Registration effective for all of the Registrable Securities on or prior to the first day of the Conversion Period.

         (2) Geotek shall use its best efforts to keep the Shelf Registration continuously effective and useable for resale of Registrable Securities until the third anniversary of the Maturity Date or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration have been sold pursuant to the terms of the Shelf Registration or are otherwise no longer Registrable Securities.

         Geotek further agrees to use its best efforts to prevent the happening of any event that would cause the registration statement pursuant to this Section A to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the period that such Registration Statement is required to be effective and usable.

         (3) In the event that the registration statement (i) is not filed with the Commission on or prior to the date specified for such filing in Section A(1) hereof; (ii) has not been declared effective by the Commission pursuant to Section A(1) hereof; or (iii) following the date such registration statement is declared effective by the Commission, shall cease to be effective without being restored to effectiveness by amendment or otherwise within 30 Business Days, (each such event referred to in clauses (i) through (iii), a "Shelf Registration
Default") Geotek agrees to extend the period during which it shall us its best efforts to keep the Shelf Registration effective, as provided in Section (A)(2) hereof, by the number of days such Shelf Registration Default continues.



                                       B-1


(B)      Registration Expenses.

         Geotek will pay all Registration Expenses in connection with each registration of Registrable Securities.

(C)      Registration Procedures.

         (1) General Provisions. In connection with Geotek's registration obligations set forth herein, Geotek will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto
Geotek will as expeditiously as possible:

                           a. use its best efforts to keep such registration statement continuously effective and provide all requisite financial statements for the period specified in Section (A)(1) of this Annex B.
         Upon the occurrence of any event that would cause any such registration statement or the prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Annex B, Geotek shall file promptly an appropriate amendment to such registration statement or file appropriate documents that will be so incorporated by reference, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of either clause
         (A) or (B), use its best efforts to cause such amendment to be declared effective and such registration statement and the related prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                           b. prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for the period set forth herein; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and to comply fully with Rule 424, as applicable, under the Securities Act in a timely manner;
         and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus; Geotek shall not be deemed to have used its best efforts to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required or advisable



                                       B-2


         under applicable law or the action is for a valid business purpose in the interest of Geotek and its effect on the registration statement is not the purpose of the action;

                           c. advise selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any registration statement or any post-effective amendment thereto, when the same has become effective,
         (2) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable
         Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (4) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, Geotek shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

                           d. make available to each selling Holder named in any registration statement or prospectus before filing with the Commission, copies of any registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement), portions of which relating to such Holders or their plan of distribution (the "Covered
         Provisions") will be subject to the review and comment of such Holders for a period of three Business Days, and Geotek will not file any such registration statement or prospectus or any amendment or supplement to any such registration statement or prospectus and will correct all of the Covered Provisions to which the selling Holders covered by such registration statement shall reasonably object within three Business
         Days after the receipt thereof. A selling Holder shall be deemed to have reasonably objected to such filing if such registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, if the Covered Provision contains a material



                                       B-3

         misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

                           e. promptly upon the filing of any document that is to be incorporated by reference into a registration statement or prospectus, make available copies of such document to the selling
         Holders, make Geotek's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders reasonably may request;

                           f. make available at reasonable times for inspection by the selling Holders and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents and properties of Geotek and cause Geotek's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such registration statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;
         provided that any person to whom information is provided under this clause f. agrees in writing to maintain the confidentiality of such information to the extent such information is not in the public domain;

                           g. if requested by any selling Holders, promptly include in any registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after Geotek is notified of the matters to be included in such prospectus supplement or post-effective amendment;

                           h. furnish to each selling Holder, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto;

                           i. deliver to each selling Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; Geotek hereby consents to the use of the prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;




                                       B-4


                           j. In connection with the registration statement contemplated by this Annex B, Geotek shall:

                           (i) furnish to each selling Holder, upon the effectiveness of the registration statement:

                                    (1) a certificate, dated the date of
                           effectiveness of the registration statement, signed by (x) the President or any Vice President and (y) a principal financial or accounting officer of Geotek, confirming, as of the date thereof, the matters set forth in Section 3.2(ii)(a) of the Loan Agreement and such other matters as the Holders may reasonably request;

                                    (2) an opinion, dated the date of
                           effectiveness of the registration statement, of counsel for Geotek, covering (i) due authorization and enforceability of the Loan Agreement, (ii) a statement to the effect that such counsel has participated in conferences with officers and other representatives of Geotek and representatives of the independent public accountants for Geotek and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of Geotek and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable registration statement, at the time such registration statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the prospectus contained in such registration statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) such other matters of the type customarily covered in opinions of counsel for an issuer in connection with similar securities offerings, as may reasonably be requested by such parties. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical and accounting data included in



                                       B-5

                           any registration statement contemplated by this Annex B or the related prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of effectiveness of the registration statement, from Geotek's independent accountants, in the customary form and covering matters of the type customarily covered in such comfort letters; and

                           (ii) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (i) above.

                  The above shall be done in connection with the filing of the Shelf Registration and if at any time the representations and warranties of Geotek contemplated in (i)(1) above cease to be true and correct, Geotek shall so advise the selling Holders promptly and if requested by such Persons, shall confirm such advice in writing;

                           k. prior to any public offering of Registrable
         Securities, cooperate with the selling Holders and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Holders may reasonably request and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that Geotek shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                           l. in connection with any sale of Registrable
         Securities that will result in such securities no longer being Transfer
         Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing
         Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Holders may request at least two
         Business Days prior to such sale of Registrable Securities;

                           m.  use its best efforts to cause the Registrable
         Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, subject to the proviso contained in clause k. above;



                                       B-6

                          n. if any fact or event contemplated by clause c.(4) above shall exist or have occurred, prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           o.  provide a CUSIP number for all Registrable
         Securities not later than the effective date of a registration statement covering such Registrable Securities;

                           p. otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to the registration statement, as soon as practicable, but in any event within sixteen months of the effectiveness of the registration statement, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a twelve-month period beginning after the effective date of the registration statement (as such term is defined in paragraph (c) of such Rule 158); and

                           q. cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by Geotek are then listed if requested by the Holders of a majority in aggregate principal amount of Registrable Securities.


         (2) Restrictions on Holders. Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from Geotek of the existence of any fact of the kind described in Section (C)(1)(c)(4) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section (C)(1)(n) hereof, or until it is advised in writing (the "Advice") by Geotek that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus. If so directed by Geotek, each Holder will deliver to Geotek (at Geotek's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was current at the time of receipt of such notice. In the event Geotek shall give any such notice, the time period regarding the effectiveness of such registration statement set forth in herein shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section (C)(1)(c)(4) hereof to and including the date when each selling Holder covered by such registration statement shall have received the copies of the



                                       B-7


supplemented or amended prospectus contemplated by Section (C)(1)(c)(4) hereof or shall have received the Advice.

(D)      Indemnification.

         (1) Indemnification by Geotek. Geotek agrees to indemnify and hold harmless each Holder, its officers, directors, employees and agents and each person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to Geotek by such Indemnified Holder expressly for use therein. This indemnity will be in addition to any liability which Geotek may otherwise have.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from Geotek, such Indemnified Holder shall promptly notify Geotek in writing, and Geotek shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (a) Geotek has agreed to pay such fees and expenses or (b) Geotek shall have failed to assume the defense of such action or proceeding and has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and Geotek, and there are one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to Geotek (in which case, if such Indemnified Holder notifies Geotek in writing that it elects to employ separate counsel at the expense of Geotek, Geotek shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that Geotek shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such



                                       B-8


Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). Geotek shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, Geotek agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

         (2) Indemnification by Holder of Registrable Securities. Each Holder agrees to indemnify and hold harmless Geotek, its directors and officers and each person, if any, who controls Geotek within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Geotek to such Holders, but only with respect to information relating to such Holders furnished in writing by such Holders expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against Geotek or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder, such Holder shall have the rights and duties given to Geotek and Geotek or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable
Securities giving rise to such indemnification obligation.

         (3) Contribution. If the indemnification provided for in this Section
(D) is unavailable to an indemnified party under Section (D)(1) or Section
(D)(2) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by Geotek on the one hand and the Holders on the other hand from their sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of Geotek on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of Geotek on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Geotek or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section (D)(1), any legal or other fees



                                       B-9


or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         Geotek and each Holder agree that it would not be just and equitable if contribution pursuant to this Section (D)(3) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section (D)(3), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnified
Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified
Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(E)      Specific Performance

         Geotek acknowledges that there would be no adequate remedy at law if it fails to perform any of its obligations under this Annex B and the Holders may be irreparably harmed by any such failure, and accordingly agrees that the Holders, in addition to any other remedy to which such Holders may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of Geotek under this Annex B in accordance with the terms and conditions of this Annex B, in any court of the United States or any State thereof having jurisdiction. To the extent that Geotek's obligations under this Annex B are not absolute but, rather, are subject to "best efforts" or similar provisions, the right of the Lender to compel specific performance hereunder shall be a right to compel Geotek to use such efforts as it has obligated itself to undertake hereunder.




                                      B-10


                                    EXHIBIT A

THIS NOTE AND THE SHARES OF COMMON STOCK OF GEOTEK COMMUNICATIONS, INC.,
ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED OR SOLD, UNLESS REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES
LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THEN ONLY IN
COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE LOAN AGREEMENT,
DATED AS OF DECEMBER 21, 1995, A COPY OF WHICH MAY BE OBTAINED FROM GEOTEK
FINANCING CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.


                       GUARANTEED SECURED CONVERTIBLE NOTE

$24,500,000                                                _____________, 1996


GEOTEK FINANCING CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to Hughes Network Systems, Inc. (the "Lender"), in immediately available funds, the principal sum of TWENTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS
($24,500,000), or such lesser amount as may then constitute the aggregate unpaid principal amount of the Loans made to the Borrower by the Lender pursuant to the Loan Agreement (as defined below), together with interest thereon at the rates and on the dates specified in Section 2.2 of the Loan Agreement, dated as of December 21, 1995, by and among the Borrower, the Lender and Geotek
Communications, Inc., as Guarantor (as the same may be amended, modified or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Loan Agreement.

All interest shall be computed for actual days elapsed on the basis of a 360-day year.

The obligations of the Borrower under this Note have been unconditionally guaranteed by the Guarantor, as more fully provided in Article VI of the Loan
Agreement.

Subject to and upon compliance with the terms of the Loan Agreement, the Lender, at its option, at any time and from time to time before the Maturity Date, shall have the right to convert the outstanding principal amount of this Note into fully-paid and non-assessable shares of Common Stock of the Guarantor at the Conversion Price, in such amounts and in the manner set forth in Article IX of the Loan Agreement. The Maximum Conversion Price is subject to adjustment as provided in the Loan Agreement.





The Borrower hereby authorizes the Lender to endorse on the Schedule annexed to this Note the principal amount of all Loans made by the Lender to the Borrower under the Loan Agreement as well as the reductions to the aggregate principal amount of this Note related to the conversion of such principal amount to shares of Common Stock of the Guarantor; provided, that the failure to make any such notations on such Schedule shall not limit or otherwise affect the obligations of the Borrower under the Loan Agreement or this Note.

The Borrower shall have no right to prepay the Loans evidenced by this Note, in whole or in part, prior to the Maturity Date.

This Note is the Note issued pursuant to, and is entitled to the benefits of, the Loan Agreement, to which Loan Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions under which the Maturity Date of this Note may be accelerated.

This Note is secured pursuant to the terms of the Pledge Agreement.

This Note is subject to the restrictions on transfer set forth in Section 10.1 of the Loan Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE
LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                                            GEOTEK FINANCING CORPORATION

                                            By:_______________________________

                                            Title: ___________________________



                                       A-2


               SCHEDULE OF BORROWINGS AND CONVERSIONS OF PRINCIPAL
                                       TO
                       GUARANTEED SECURED CONVERTIBLE NOTE
                         OF GEOTEK FINANCING CORPORATION
                          DATED ________________, 1996



            Amount of         Amount of Principal
Date        Borrowing            Converted                      Unpaid Balance
--------------------------------------------------------------------------------



                                       A-3

                                   EXHIBIT B


                            BORROWER PLEDGE AGREEMENT

           THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of December 21, 1995 by GEOTEK FINANCING CORPORATION, a Delaware corporation, having its principal office at c/o Geotek Communications, Inc., 20 Craig Road, Montvale, NJ 07645 (the "Pledgor"), in favor of HUGHES NETWORK SYSTEMS, INC., a
Delaware corporation, having an office at 11717 Exploration Lane, Germantown, MD
20876 (the "Lender").

                              W I T N E S S E T H:

           WHEREAS, the Pledgor is the owner of the outstanding shares of stock set forth on Schedule I hereto (the "Pledged Shares"), and the Pledgor is the holder of those certain inter-company promissory notes in favor of the Pledgor set forth on Schedule II hereto (the "Pledged Notes"; together with the Pledged
Shares, the "Pledged Securities"); and

           WHEREAS, the Pledgor and the Lender, among others, have entered into a Loan Agreement of even date herewith (as amended or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lender will lend to the Pledgor the Loan Amount (as defined therein). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement; and

           WHEREAS, the Lender has required, as a condition to its entering into the Loan Agreement, that the Pledgor (i) pledge to the Lender, and grant to the Lender a security interest in, the Pledged Collateral (as defined herein) and
(ii) execute and deliver this Agreement in order to secure the payment and performance by the Pledgor of the Obligations.

                                    AGREEMENT

           NOW THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loan, the Pledgor hereby agrees with the Lender for its benefit as follows:

           SECTION 1. PLEDGE. The Pledgor hereby pledges to the Lender, and grants to the Lender a continuing first priority perfected security interest in, the following (the "Pledged Collateral"):

           (a) the Pledged Shares and the certificates representing the Pledged
      Shares, and all products and proceeds of any of the Pledged Shares including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged
      Shares; and

           (b) all additional shares of stock of, or equity interest in, the Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of such additional
      Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional
      Pledged Shares; and

           (c) the Pledged Notes and the instruments representing the Pledged
      Notes, and all products and proceeds of the Pledged Notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes; and

           (d) all additional promissory notes of the Issuer from time to time held by the Pledgor in any manner, and the instruments representing such additional promissory notes (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Agreement) and all products and proceeds of any such additional promissory notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such additional promissory notes; and

           (e) all other claims of any kind or nature and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by the Pledgor against any Subsidiary of the Pledgor.

           SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all of the Obligations, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement or any other Loan Document (the Obligations and all such obligations of the Pledgor now or hereafter existing under this Agreement being referred to herein as the "Liabilities").


                                       B-2


           SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender.

           SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

           (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Notes have been duly authorized and executed by the Issuer thereof and constitute the legal, valid and binding obligations of the Issuer.

           (b) The Pledgor is the legal and beneficial owner of the Pledged
      Collateral, free and clear of any Lien on the Pledged Collateral, except as expressly permitted in the Loan Agreement.

           (c) Upon the delivery to the Lender of the Pledged Collateral, the pledge of the Pledged Collateral pursuant to this Agreement creates in favor of the Lender a valid and perfected first priority interest in such Pledged Collateral securing the payment of the Liabilities.

           (d) Except as otherwise provided in Sections 13 and 14 hereof, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

           (e) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Shares and to pledge and grant a security interest in the Pledged Notes as provided by this Agreement.

           (f) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be



                                       B-3


      limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity.

           (g) The Pledged Shares constitute, as of the date hereof, all of the outstanding shares of Capital Stock and voting securities of the Issuer beneficially owned by the Pledgor.

           (h) The Pledged Notes listed on Schedule II hereto constitute the only promissory notes of the Issuer in favor of the Pledgor as of the date hereof.

           (i) Except for the Pledged Securities, there are no other instruments, certificates, securities or other writings, or any chattel paper, evidencing or representing any interest in or claim against the Issuer or any subsidiary of the Issuer, other than the guarantee given by the Issuer pursuant to the Indenture, as permitted by the Loan Agreement.

           SECTION 5. FURTHER ASSISTANCE. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, note powers, proxies, assignments, instruments and documents and take all further action, that is reasonably necessary, at the Lender's request, in order to perfect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

           SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC.

           (a) Notwithstanding the pledge of the Pledged Shares set forth in
      Section 1 hereof, so long as no Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement, the Loan Agreement or any of the other Loan Documents.

           (b) Notwithstanding the pledge of the Pledged Notes set forth in
      Section 1 hereof, so long as no Default shall have occurred and be continuing, the Pledgor shall be



                                       B-4



      entitled to receive all cash payments of interest and principal paid from time to time with respect to the Pledged Notes.

           (c) Notwithstanding the pledge of the Pledged Shares set forth in
      Section 1 hereof, so long as no Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares.

           (d) Any and all (i) dividends or other distributions and interest or principal paid or payable in the form of instruments and other property
      (other than cash interest and principal payments permitted under Section
      6(b) hereof and cash dividends permitted under Section 6(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash received, receivable or otherwise distributed in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged
      Shares, shall in each case be delivered forthwith to the Lender to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

           (e) The Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6(a) above and to receive dividends and distributions pursuant to Sections 6(b) and 6(c) above.

           (f) All dividends or other distributions and all interest and principal payments which are received by the Pledgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

           (g) Upon the occurrence and during the continuance of a Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall



                                       B-5


      become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights.

           (h) Upon the occurrence and during the continuance of a Default, all cash payments of interest and principal with respect to the Pledged Notes and all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid directly to the Lender and, if received by the Pledgor, shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement) and the Pledgor's right to receive such cash payments pursuant to Sections 6(b) and 6(c) hereof shall immediately cease.

           SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

           (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Lender, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement or (iii) enter into any agreement or understanding that purports to or may restrict or inhibit the Lender's rights or remedies hereunder, including, without limitation, the Lender's right to sell or otherwise dispose of the Pledged
      Collateral.

           (b) The Pledgor agrees that it will pledge and deliver to the Lender hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, notes or other securities of the Issuer of which Pledgor may become the beneficial owner after the date hereof.

           SECTION 8. LENDER APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. This power of attorney is coupled with an interest and is irrevocable by the Pledgor. The Pledgor hereby ratifies all that the Lender shall lawfully do or cause to be done by virtue of this Section 8.

                                       B-6



           SECTION 9. LENDER MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Pledgor under Section 15 hereof.

           SECTION 10. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Lender hereunder are being granted in order to preserve and protect the Lender's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Lender in connection therewith. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged
Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

           SECTION 11. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. The
Pledgor represents to the Lender that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged
Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Lender shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor covenants that it will not, without the prior written consent of the Lender, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens.

           SECTION 12. REMEDIES UPON DEFAULT. If any Default shall have occurred and be continuing, the Lender shall, in addition to all other rights given by law or by this Agreement, the Loan Agreement, the other Loan Documents, or otherwise, but subject to Sections 13 and 14 of this Agreement, have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code ("Code") in effect in the State of New York at that time and the Lender may, without notice and at its option, transfer or register, and the Pledgor shall register or cause to be registered upon request therefor by the Lender, the Pledged Collateral or any part thereof on the books of the Issuer into the name of the Lender or the Lender's nominee(s), indicating



                                       B-7


that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Lender, the Lender may sell or cause the same to be sold at any broker's board or at any public or private sale, in one or more sales or lots, at such price or prices as the Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, all in accordance with the terms and provisions of the Loan Agreement and this Agreement. The purchaser of any or all Pledged
Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged
Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of lenders in general disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in
Section 17.1 below, at least fifteen (15) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Lender may buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

           In addition, upon the occurrence and during the continuance of a Default, all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise shall cease, and all such rights shall thereupon become vested in the Lender as provided in and subject to the terms of Section 6(g) hereof.

           SECTION 13.       REGISTRATION RIGHTS; PRIVATE SALES.

           (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 12 hereof, and if in the opinion of the Lender it is necessary or advisable to have the Pledged
      Shares, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will use its commercially reasonable efforts to cause the Issuer thereof to (1) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Shares, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its



                                       B-8


      commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged
      Shares, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Commission applicable thereto. The Pledgor agrees to use its commercially reasonable efforts to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

           (b) The Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Shares, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

           (c) The Pledgor further agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default has occurred under the Loan
      Agreement.

           SECTION 14.       FCC MATTERS.



                                       B-9


           (a) If a Default shall have occurred and be continuing, the Pledgor shall take any action which the Lender may request in the exercise of its rights and remedies under this Agreement to transfer and assign to the Lender, or to such one or more third parties as the Lender may designate, or to a combination of the foregoing, the Pledged Collateral. To enforce the provisions of this Section 14, the Lender is hereby empowered to seek from the FCC an involuntary transfer of control of the Issuer for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. If a Default shall have occurred and be continuing, the Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the Lender. Upon the occurrence and continuation of a Default, the Pledgor shall use its commercially reasonable efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the Pledgor's portion of any application or applications for consent to transfer of control necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Pledged Collateral.

           (b) The Pledgor acknowledges that FCC authorization for the transfer of control of the licenses of the Pledgor and its Subsidiaries is integral to the Lender's realization of the value of the Pledged Collateral, that there is no remedy at law for failure by the Pledgor to comply with the provisions of this Section 14 and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements of the Pledgor contained in this Section 14 may be specifically enforced.

           (c) Notwithstanding anything to the contrary contained in this Agreement, the Lender shall not, without first obtaining approval of the FCC, take any action pursuant to this Agreement which would constitute or result in any change of control of the Pledgor or any of its Subsidiaries if such change in control would require, under then existing law
      (including the written rules and regulations of the FCC), the prior approval of the FCC.

           (d) Upon the occurrence and during the continuance of a Default and subject to the other provisions of Sections 12 and 13, the Pledgor consents to the transfer of control or assignment of the Pledged
      Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Pledged Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Lender under this Agreement and as permitted by applicable law.


                                      B-10


           (e) Notwithstanding anything to the contrary contained in this Agreement, prior to the occurrence of a Default and compliance with all applicable laws by the Lender, this Agreement and the transactions contemplated hereby do not, will not, and are not intended to, constitute, create or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor or any of its Subsidiaries by the Lender or control, affirmative or negative, direct or indirect, of the Pledgor or any of its Subsidiaries, over the management or any other aspect of the operations of the Pledgor or any of its Subsidiaries, which ownership and control remain exclusively and at all times in the Pledgor and its Subsidiaries.

           SECTION 15. EXPENSES. The Pledgor will, upon demand, pay to the Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel
(including allocated costs of inside counsel), of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Lender, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged
Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

           SECTION 16.       SECURITY INTEREST ABSOLUTE.  All rights of the
Lender and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of, and unaffected by:

           (a)  any lack of validity or enforceability of any Loan Document;

           (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from any Loan Document;

           (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

           (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.


                                      B-11



           SECTION 17.       MISCELLANEOUS PROVISIONS.

                SECTION 17.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, set forth in Section 11.1 of the Loan Agreement.

                SECTION 17.2 Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

                SECTION 17.3 Severability. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

                SECTION 17.4 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of Section 8.2 of the Loan Agreement.

                SECTION 17.5 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires.
To the extent a term or provision of this Agreement conflicts with the Loan
Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision.
Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                SECTION 17.6 Continuing Security Interest; Transfer of Notes.
This Agreement shall create a continuing security interest in the Pledged
Collateral and shall (i) remain in full force and effect until payment in full of the Liabilities, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Lender its successors, transferees and assigns. Without limiting the generality of clause (iii), above,



                                      B-12


the Lender may, except as limited by the express terms of the Loan Agreement or the Note, assign or otherwise transfer the Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

                SECTION 17.7 Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                SECTION 17.8 Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of the Obligations secured hereby.

                SECTION 17.9 Waivers. The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

                SECTION 17.10 Authority of the Lender; Indemnification. The
Lender shall have and be entitled to exercise all powers hereunder which are specifically granted to the Lender by the terms hereof, together with such powers as are reasonably incident thereto. The Lender may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Lender nor any director, officer, employee, attorney or agent of the Lender shall be liable to the Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Lender be responsible for the validity, effectiveness or sufficiency of this Agreement or of any document or security furnished pursuant hereto. The Lender and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor agrees to indemnify and hold harmless the Lender and any other Person from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals), claims

                                      B-13


and liabilities incurred by the Lender or such Person hereunder as a result of Pledgor's actions, breach or assertion of a defense hereunder or under the other
Loan Documents, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

                SECTION 17.11 Release; Termination of Agreement. Subject to the provisions of Section 17.7 hereof, this Agreement shall terminate upon full and final payment and performance of all the Obligations. At such time, the Lender shall, at the request and expense of the Pledgor, promptly reassign and redeliver to the Pledgor all of the Pledged Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments by the Lender of its interest in the Pledged Collateral, and shall be at the expense of the Pledgor.

                SECTION 17.12   GOVERNING LAW.  THE VALIDITY, INTERPRETATION
AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS
(AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.


                                      B-14


                SECTION 17.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either of the parties hereto may execute this Agreement by signing any such counterpart.

                            [SIGNATURE PAGE FOLLOWS]




                                      B-15


           IN WITNESS WHEREOF, the Pledgor and the Lender have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                                PLEDGOR:

                                                GEOTEK FINANCING CORPORATION,
                                                a Delaware corporation


                                                By:____________________
                                                  Name:
                                                  Title:


                                                LENDER:

                                                HUGHES NETWORK SYSTEMS, INC.



                                                By:_____________________
                                                  Name:
                                                  Title:




                                      B-16

                                   Schedule I

                                 PLEDGED SHARES
                                 --------------


               Number of Pledged        Share Certificate        Percentage of
Issuer         Shares                   Numbers                  Outstanding
------         ------                   -------                  -----------






                                      B-17


                                   Schedule II

                                  PLEDGED NOTES
                                  -------------


Obligor                  Description of Note           Principal Amount of Note
-------                  -------------------           ------------------------


                                      B-18



